Manor
Investment Funds

4th Quarter Report
December 31, 2022
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2022

Dear Fellow Shareholders:

The financial markets rebounded during the quarter recouping some of the losses sustained through the first three quarters of 2022. The move higher reflected investor belief that the Fed would slow the pace of interest rate hikes and that the economy would avoid a deep recession.

The News of My Death Has Been Greatly Exaggerated

The quote above has been attributed to Samuel Clemens (more commonly known by his pen name, Mark Twain), when contacted by an English journalist to inquire whether the rumors that he was gravely ill, or dead, were indeed true. Clemens was in good health and wrote back to the journalist using a version of the quote we know so well today. While the quote above may not have been his exact response, it is a good one, nonetheless.

This comes to mind lately as I have been reading the commentary by financial journalists regarding the market action over the past year, specifically in regard to what is referred to as the 60/40 portfolio. The 60/40 portfolio is an investment allocation model investing 60% of the total portfolio in stocks, and 40% of the portfolio in bonds and cash. It is popular among investors and financial advisers because that investment allocation has generated the best return relative to risk over numerous market cycles. The relationship has generally been the case for almost seven decades, until this past year. Through the first nine months of the year, stocks (as measured by the S&P 500 index) were down approximately 23%, while bonds (as measured by the Bloomberg Barclay Intermediate Treasury index) were down approximately 12%. Both asset classes turned higher during the final quarter, but not enough to significantly change the relationship. The results were enough to prompt articles on "the death of the 60/40 portfolio". But, to paraphrase Clemens, the stories of the demise of the 60/40 portfolio might be greatly exaggerated. I don't think that a portfolio allocation with seven decades of history should be tossed aside because of one bad year. This also highlights the mistaken tendency to project short term investment results as a guide to long-term decisions. Every investment disclosure reminds us of that fact, but it is frequently forgotten.

Calendar year 2022 was a difficult year for equity and fixed-income investors. The financial markets were primed for a reversal after years of strong performance driven by highly accommodative Fed policy, unprecedented spending bills passed by Congress financed by ever-increasing debt, and a willingness by investors to ignore unreasonable valuations when investing in "innovative" companies or "meme" stocks. Things began to change as inflation pushed higher. When the Fed belatedly admitted that the inflationary spiral was not "transitory", they were forced to aggressively reverse years of easy money policy. Succussive rounds of interest rate hikes pummeled the bond market, resulting in one of the worst calendar year performance for bonds in modern financial history. Stocks declined, at one point crossing into bear market territory (a decline of more than 20%). Many of the mega-tech names led the move lower, suffering from unsustainable growth expectations and extended valuations.

A rebound in both the stock and bond markets during the 4th quarter of the year is a good reminder, however, that every market correction eventually ends, and that there are investment opportunities even amid the downturn. The rebound in stocks rewarded investors that were focused on high quality companies trading at moderate valuations. Economically-sensitive stocks generally outperformed with strength in energy, financial, industrial, and materials sectors. All somewhat counter-intuitive in the face of rising interest rates and recessionary concerns. The bond market rebounded, as well, as yields stabilized at higher levels and credit-sensitive bonds rallied. The markets may be gravely ill, but rumors of their demise might indeed be greatly exaggerated.

The Manor Fund

The Manor Fund returned 12.60%, net of all fees and expenses, during the quarter ending December 31, 2022, outperforming both the S&P 500 index return of 7.57% and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 8.27%. The Fund outperformed both the S&P 500 index, and the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year with a return of –10.69% for the Fund compared to returns of –18.10% for the S&P 500 and –17.29% for comparable mutual funds. The Fund underperformed the S&P 500 index but outperformed comparable mutual funds during the trailing 3-year period with an annualized return of 10.23% for the Fund compared to an annualized return of 11.27% for the S&P 500 index, and 9.82% for the average of Large-Cap Blend mutual funds tracked by Morningstar. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with returns of 5.35% and 9.52% for the Fund compared to 9.43% and 12.54% for the S&P 500 index and 8.13% and 11.42% for the Morningstar average.

During the 4th Quarter of 2022, the Fund was helped by strong performance from D.R. Horton, Inc., Applied Materials, Inc., Valero Energy Corp., AbbVie, Inc., and JP Morgan Corp. The shares of homebuilder D.R. Horton rose steadily throughout the quarter, despite missing revenue and earnings estimates due to a decrease in home sales and the value of home sales. The move higher was consistent with other homebuilders, reflecting investor's expectations that the Fed may be approaching the end of their interest rate increases. The shares of Applied Materials, one of the weak performers last quarter, rose through much of the quarter. The company reported revenue and earnings above expectations, and reaffirmed revenue and earnings guidance for the coming quarter. The shares of Valero Energy rose through much of the quarter. The company reported revenue and earnings that exceeded expectations. The Valero CEO also recounted a meeting with the Biden administration addressing industry concerns that declining refinery capacity posed a risk to our energy independence. The shares of AbbVie rose steadily throughout the quarter. The company reported earnings above expectations and revenue in line with expectations. AbbVie also narrowed earnings guidance and announced an increase in the cash dividend. The shares of JP Morgan also rose steadily throughout the quarter. The company reported revenue and earnings that beat expectations and an increase in loans and deposits.

Notable laggards during the 4th Quarter of 2022 include Fidelity National Information Services, Inc., NetApp, Inc., CVS Health Corp., Kroger Company, and Microsoft Corp. The shares of Fidelity National fell sharply when the company reported quarterly results. The company reported revenue and earnings that were below expectations, and reduced revenue and earnings guidance for the coming quarter. The shares recovered somewhat later in the quarter but the rebound was not nearly enough to offset the previous decline. The shares of NetApp rose early in the quarter but then declined after the company reported operating results. NetApp reported revenue in line with expectations and earnings above expectations, but reduced earnings guidance for the coming quarter. The company also lowered revenue guidance for the fiscal year. The shares of CVS fell sharply early in the quarter when Medicare lowered the star rating associated with CVS participation in Medicare prescription plans. The shares rebounded when the company reported revenue and earnings above expectations, reaffirmed guidance. The report alleviated investor concerns that the lowered star ranking would pressure financial results. The shares of Kroger rose early in the quarter when Kroger announced a merger with Albertsons in a cash and stock deal, potentially creating a national footprint for the combined entity. The stock declined later in the quarter after

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - December 31, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –92.9%		
Consumer Discretionary – 11.2%		
Booking Holdings*	91	183,391
D. R. Horton, Inc.	4,695	418,512
Lowes Companies	1,238	246,659
		848,562
Consumer Staples – 5.3%		
Kroger Company	3,309	147,515
PepsiCo, Inc.	1,421	256,718
		404,233
Energy – 10.6%		
Devon Energy	7,411	455,851
Valero Energy	2,721	345,186
		801,037
Financial – 11.2 %		
Chubb Corp.	827	182,436
J P Morgan	1,814	243,258
Metlife, Inc.	2,465	178,392
PNC Financial	1,535	242,438
		846,524
Health Care – 14.5%		
AbbVie, Inc.	1,945	314,331
AmerisourceBergen	1,375	227,851
CVS Health Corp.	1,352	125,993
Elevance Health	839	430,382
		1,098,557
Industrial – 8.0%		
Cummins, Inc.	1,209	292,929
Northrop Grumman	576	314,271
		607,200
Information Technology – 19.3%		
Applied Materials	3,885	378,322
Fidelity National	1,369	92,887
Microchip Tech	4,553	319,848
Microsoft Corp.	1,438	344,861
NetApp, Inc.	2,054	123,363
Skyworks Solutions	2,225	202,764
		1,462,045
Materials – 5.7%		
Avery Dennison	2,396	433,676
		433,676
Communication Services – 2.2%		
Charter Comms. *	491	166,498
		166,498
Utility – 1.4%		
AES Corporation	3,674	105,664
		105,664
Real Estate Investment Trust – 3.5%		
Equinix, Inc.	399	261,357
		261,357
TOTAL COMMON STOCKS (Cost $ 3,464,313)		7,035,353
SHORT-TERM INVESTMENTS – 7.1%		
1st Amer. Gov. Fund	534,326	534,326
TOTAL SHORT-TERM INVESTMENTS (Cost $ 534,326)		534,326
TOTAL INVESTMENTS – 100.0% (Cost $ 3,998,639)		7,569,679
Other Assets less Liabilities – Less than 0.1%		2,321
NET ASSETS 100.0%		$ 7,572,000

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND
Fund and Performance Information - September 30, 2022
(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending December 31, 2022

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	**12.60 %**	7.57 %	8.27 %
1-Year	**-10.69 %**	-18.10 %	-17.29 %
3-Year Annualized	**10.23 %**	11.27 %	9.82 %
5-Year Annualized	**5.35 %**	9.43 %	8.13 %
10-Year Annualized	**9.52 %**	12.54 %	11.42 %
Annualized since inception 9/26/95	**6.44 %**	9.16 %	7.37 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Devon Energy	6.0 %
Avery Dennison	5.7 %
Elevance Health	5.7 %
D.R. Horton, Inc.	5.5 %
Applied Materials	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	19.3 %
Health Care	14.5 %
Consumer Disc.	11.2 %
Financial	11.2 %
Energy	10.6 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - September 30, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 91.8%		
Consumer Discretionary – 9.1%		
Amazon.com Inc.*	5,420	455,280
Dollar Tree, Inc.*	2,360	333,798
LKQ Corp.*	6,255	334,080
		1,123,158
Energy – 7.1%		
EOG Resources	3,357	434,799
Occidental Petrol	7,103	447,418
		882,217
Financial – 3.0%		
Chubb	1,663	366,858
		366,858
Health Care – 26.1%		
AbbVie, Inc.	2,460	397,560
Bristol-Myers	4,802	345,504
CVS Health Corp.	5,009	466,789
Eli Lilly & Co.	1,394	509,981
Regeneron Pharma*	541	390,326
Thermo Fisher	930	512,142
UnitedHealth	1,170	620,311
		3,242,613
Industrial – 7.3%		
Landstar System	2,188	356,425
United Rentals, Inc.*	1,543	548,413
		904,838
Information Technology – 28.3 %		
Akamai Tech., Inc.*	3,613	304,576
Apple, Inc.	9,697	1,259,931
Fidelity National	3,004	203,822
MasterCard Inc.	1,010	351,207
Microsoft Corp.	2,356	565,016
ON Semiconductor*	7,181	447,879
Qualcomm, Inc.	3,413	375,225
		3,507,656
Material – 3.7%		
Sherwin Williams	1,935	459,233
		459,233
Communication Services – 7.2%		
Alphabet Inc. Cl A*	3,580	317,653
Alphabet Inc. Cl C*	3,580	315,863
Charter Comm.*	775	262,803
		896,319
TOTAL COMMON STOCKS (Cost $5,359,029)		11,382,892
SHORT-TERM INVESTMENTS – 8.2%		
1st Amer. Gov. Fund	1,016,001	1,016,001
TOTAL SHORT-TERM INVESTMENTS (Cost $ 6,375,030)		1,016,001
TOTAL INVESTMENTS – 100.0% (Cost$ 6,579,358)		12,398,893
Other Assets less Liabilities – Less than 0.1%		2,583
NET ASSETS – 100.0%		12,401,476

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - September 30, 2022

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending December 31, 2022

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	**4.08 %**	7.57 %	3.08 %
1-Year	**-17.37 %**	-18.10 %	-31.02 %
3-Year Annualized	**10.19 %**	7.66 %	5.36 %
5-Year Annualized	**10.35 %**	9.43 %	9.22 %
10-Year Annualized	**12.56 %**	12.54 %	12.50 %
Annualized since inception 6/30/99	**6.55 %**	6.45 %	4.79 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	10.2 %
UnitedHealth Group	5.0 %
Microsoft Corp.	4.6 %
United Rentals, Inc.	4.4 %
Thermo Fisher	4.1 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	28.3 %
Health Care	26.1 %
Consumer Disc.	9.1 %
Industrial	7.3 %
Communication	7.2 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - September 30, 2022

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 90.1%		
U.S. Treasury 1.250 % Due 07-31-23	300,000	294,093
U.S. Treasury 2.500 % Due 08-15-23	225,000	221,888
U.S. Treasury 0.500 % Due 02-28-26	400,000	356,424
U.S. Treasury 1.500 % Due 08-15-26	150,000	136,722
U.S. Treasury 2.875 % Due 05-15-28	100,000	94,356
U.S Treasury 1.750 % Due 11-15-29	325,000	283,258
U.S Treasury 0.625 % Due 05-15-30	175,000	138,504
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,650,450)		1,525,245
SHORT-TERM INVESTMENTS – 8.6%		
1st American Treasury Obligation Fund	144,950	144,950
TOTAL SHORT-TERM INVESTMENTS (Cost $ 144,950)		144,950
TOTAL INVESTMENTS – 98.7% (Cost $ 1,795,400)		1,670,195
Other Assets less Liabilities – Net 1.3%		22,667
NET ASSETS - 100.0%		$ 1,692,862

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2022

(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending December 31, 2022

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
4th Quarter	**0.67 %**	1.30 %	1.03%
1-Year	**-8.01 %**	-11.64 %	-7.77 %
3-Year Annualized	**-1.85 %**	-2.50 %	-1.39 %
5-Year Annualized	**-0.16 %**	-0.20 %	0.46 %
10-Year Annualized	**-0.36 %**	0.42 %	0.69 %
Annualized since inception 6/30/99	**1.41 %**	3.25 %	3.20 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	21.1 %
US Treasury 1.250% Due 07-31-23	17.4 %
US Treasury 1.750% Due 11-15-29	16.7 %
US Treasury 2.500% Due 08-15-23	13.1 %
US Treasury 0.625% Due 05-15-30	8.2 %

(Continued from page 3)
Kroger reported operating results. Kroger reported earnings that beat expectations, revenue in line with expectations, and raised earnings expectations for the fiscal year, but the stock retraced most of the gain from the merger announcement. The shares of Microsoft were among the bottom performers in the portfolio for the second consecutive quarter. The shares generated a positive return, but the rise was well below the performance of other holdings in the portfolio. Microsoft reported earnings above expectations, revenue in line with expectations, and strong revenue growth in each of its business segments, with the exception of its personal computing segment. The company also lowered revenue guidance on its subsequent conference call as it did in the previous quarter.

The Growth Fund

The Manor Growth Fund generated a return of 4.08%, net of all fees and expenses, during the quarter ended December 31, 2022, underperforming the S&P 500 index return of 7.57% but outperforming comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar, return of 3.08%. The Fund outperformed both the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the trailing year with a return of –17.37% for the Fund, compared to –18.10% for the S&P 500 index, and –31.02% for the Morningstar average. The Fund also outperformed both the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with returns of 10.19%, 10.35%, and 12.56% for the Fund, compared to 7.66%, 9.43%, and 12.54% for the index, and 5.36%, 9.22%, and 12.50% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund returned 6.55% since inception, outperforming both the S&P 500 index return of 6.45%, and the average Large-Cap Growth fund tracked by Morningstar return of 4.79%.

During the 4th Quarter of 2022, the Fund was helped by strong performance from United Rentals, Inc., AbbVie, Inc., Chubb, Ltd, EOG Resources, Inc., and Sherwin-Williams Co. The shares of United Rentals, one of the top performers last month, rose steadily throughout the quarter. The company reported earnings that beat expectations, raised adjusted EBITDA guidance, and announced a new share repurchase program. Later in the quarter the United Rentals announced the acquisition of Ahern Rentals in an all cash deal. The shares of AbbVie rose steadily throughout the quarter. The company reported earnings above expectations and revenue in line with expectations. AbbVie also narrowed earnings guidance and announced an increase in the cash dividend. The shares of Chubb rose throughout the quarter. The company reported strong revenue growth and earnings that exceeded expectations. The shares of EOG resources, a recent addition to the portfolio, rose through the early part of the quarter. The company reported strong revenue growth, earnings slightly below expectations, and production targets that supported investor expectations for improved quarterly results. The shares of Sherwin-Williams also rose early in the quarter after the company reported strong operating results. The company reported revenue and earnings that exceeded expectations, and reaffirmed revenue and earnings guidance for the coming quarter and fiscal year. The outperformance of Sherwin-Williams relative to its peer group was due to strong contribution from its North America end markets.

Notable laggards during the 4th Quarter of 2022 include Amazon.com, Inc., Apple, Inc., Alphabet, Inc., MKS Instruments, Inc., and Fidelity National Information Services, Inc. The shares of Amazon, a top performer last quarter, fell through much of the quarter. Amazon reported revenue in line with expectations, but guided revenue below consensus for the coming quarter. Weakness in the shares also reflects expectations that Amazon would be cutting staff in its web services division, one of the primary growth drivers for the company. The shares of Apple traded in a choppy range early in the quarter after the company announced quarterly results. Apple beat revenue and earnings expectations, but management expressed concerns about supply constraints in iPhone 14 Pro models. Those concerns were compounded later in the quarter when the Covid lockdown in China created production issues at Apple's main iPhone supplier, Foxconn. The shares of Alphabet declined through much of the quarter. The company reported poor operating results, missing both revenue and earnings expectations due to anemic growth in advertising revenue and a decline in YouTube revenue. The shares of MKS Instruments also declined, reflecting general weakness in the tech sector. MKS reported revenue in line with expectations, and earnings that beat expectations, but lowered earnings guidance for the coming quarter. The shares of Fidelity National fell sharply when the company reported quarterly results. The company reported revenue and earnings that were below expectations, and reduced revenue and earnings guidance for the coming quarter. The shares recovered somewhat later in the quarter but the rebound was not nearly enough to offset the previous decline.

During the quarter, we sold MKS Instruments and PTC, Inc. Both companies struggled to execute in a difficult environment for technology companies. We used the proceeds to build cash holdings as year-end approached. We expect to put those proceeds back to work in the new year, hopefully with greater clarity on the state of the economy and Fed policy.

The Bond Fund

The Manor Bond Fund generated a return of 0.67%, net of all fees and expenses, during the quarter ending December 31, 2022, underperforming the Bloomberg Barclay Intermediate US Treasury index return of loss of 1.03%, and the average U.S. Treasury fund tracked by Morningstar return of 1.30% The Fund declined by 8.01% during the year ended December 31, 2022, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –7.77% but outperforming the average of US Treasury mutual funds as tracked by Morningstar with a return of –11.64%. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index but outperformed the average US Treasury mutual fund as tracked by Morningstar during the trailing 3 -year and 5-year periods with a loss of 1.85% and 0.16% for the Fund, compared to a loss of 1.39% and gain of 0.46% for the Barclay index, and a loss of 2.50% and 0.20% for the average US Treasury fund tracked by Morningstar. The Fund underperformed the average US Treasury fund tracked by Morningstar and the Barclay index during the trailing 10-year period with a loss of 0.36% for the Fund, compared to a gain of 0.69% for the Bloomberg Barclay Intermediate Treasury index, and a gain of 0.42% for the average US Treasury fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

Improving Health?

As I wrote last quarter, it is hard to feel good in the face of high inflation, rising interest rates, aggressive tightening by the Fed, and conflicting economic policy out of Washington; and it is not surprising that many people feel that our country is heading in the wrong direction. But the financial markets are forward looking, and the 4th quarter rebound could be an indication that the Fed may soon begin to slow the pace of interest rate hikes. There is still much to be done to lower inflation, and the news of substantial layoffs among numerous high-growth companies is a reminder that the risk of a prolonged recession remains real. The Fed will need to tread carefully as it manages the inherent conflict between fighting inflation and supporting the economy. If the Fed raises rates too high as it fights inflation it risks pushing an already weakened economy further into recession. Conversely, if it slows the rate hikes too soon inflation could remain elevated and economic growth could stagnate. The combination of persistent inflation and slow growth, a phenomenon known as stagflation, presents a difficult dilemma for investors and policy makers. High inflation will force interest rates higher as bond investors focus on real rates of return (yields less the rate of inflation), while stocks will struggle as higher interest rates raise costs and weak growth pressures earnings.

Given the uncertainty, it is not surprising that investors are overly sensitive to events in the financial news cycle. That uncertainty translates into a tendency to over-react on both the upside and downside, leading to sharp reversals in the market, sometimes on an intra-day basis. We recognize the risks of overtrading in this volatile market and believe that it is prudent to look past the market noise and focus on our long-term view. We take a conservative approach in our search for well-managed companies with the potential to grow, a sound financial structure to support that growth, and strong free-cash flow. Our objective is to invest in those types of companies when their share price gives us the opportunity to invest at reasonable valuations. Our investment process is designed to build portfolios that can withstand the bouts of uncertainty, while remaining positioned to participate in the rebounds that inevitably occur. This process has served us well over several market cycles reinforcing the view that the death of conservative investing has been greatly exaggerated.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.